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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
7/th/ Level, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report dated March 17, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-65525, No. 333-10335,
No. 033-87944, No. 333-10341, No. 333-10339 filed on Forms S-8 and No. 333-64365 filed on Form S-3.


                                                  Arthur Andersen LLP


New York, New York
March 29, 1999